                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C Distribution Date of April 25, 2000 for the Collection
                 Period of March 1, 2000 through March 31, 2000

POOL DATA - ORIGINAL DEAL PARAMETERS
  Aggregate Net Investment Value (ANIV)                           749,988,732.51
  Discounted Principal Balance                                    749,988,732.51
  Servicer Advance                                                  1,324,812.20
  Servicer Payahead                                                 1,260,008.73
  Number of Contracts                                                     34,185
  Weighted Average Lease Rate                                               6.81%
  Weighted Average Remaining Term                                           33.8
  Servicing Fee Percentage                                                  1.00%

POOL DATA - CURRENT MONTH
  Aggregate Net Investment Value                                  694,975,531.98
  Discounted Principal Balance                                    694,550,696.88
  Servicer Advances                                                 1,842,561.44
  Servicer Pay Ahead Balance                                        2,290,979.25
  Maturity Advances Outstanding                                               --
  Number of Current Contracts                                             36,637
  Weighted Average Lease Rate                                               6.81%
  Weighted Average Remaining Term                                           17.2


RESERVE FUND:
  Initial Deposit Amount                                                                                       28,124,577.47
  Specified Reserve Fund Percentage
   (IF CONDITIONS i, ii AND iii NOT MET)                                                                                5.50%
  Specified Reserve Fund Amount
   (IF CONDITIONS i, ii AND iii NOT MET)                                                                       41,249,380.29
  Specified Reserve Fund Percentage
   (IF CONDITION i, ii OR iii MET)                                                                                      6.50%
  Specified Reserve Fund Amount
   (IF CONDITION i, ii OR iii MET)                                                                             48,749,267.61

                                                               CLASS A             CLASS B                           TOTAL
                                                               AMOUNT               AMOUNT                          AMOUNT
                                                           -------------         ------------                  -------------
  Beginning Balance                                        40,153,630.29         1,095,750.00                  41,249,380.29
  Withdrawal Amount                                                    -                    -                              -
  Transferor Excess                                           826,273.46                                          826,273.46
                                                   --------------------------------------------------------------------------
  Reserve Fund Balance Prior to Release                    40,979,903.75         1,095,750.00                  42,075,653.75
  Specified Reserve Fund Balance                           40,153,630.29         1,095,750.00                  41,249,380.29
                                                   --------------------------------------------------------------------------
  Release to Transferor                                       826,273.46                    -                     826,273.46
  Ending Reserve Fund Balance                              40,153,630.29         1,095,750.00                  41,249,380.29
  Prior Cumulative Withdrawal Amount                                   -                    -                              -
  Cumulative Withdrawal Amount                                         -                    -                              -


                                                                                  VEHICLES
                                                                                  --------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:
  Liquidated Contracts                                                               99
  Discounted Principal Balance                                                                                  1,871,300.45
  Net Liquidation Proceeds                                                                                     (1,635,110.63)
  Recoveries - Previously Liquidated Contracts                                                                     (3,581.44)
                                                                                                               -------------
  Aggregate Credit Losses for the Collection Period                                                               232,608.38
                                                                                                               =============
  Cumulative Credit Losses for all Periods                                                                      3,848,536.58
                                                                                                               =============
  Repossessed in Current Period                                                      52

RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                                    ANNUALIZED AVERAGE
FOR EACH COLLECTION PERIOD:                                                                                 CHARGE-OFF RATE
  Second Preceding Collection Period                                                                                    0.39%
  First Preceding Collection Period                                                                                     0.46%
  Current Collection Period                                                                                             0.40%
-----------------------------------------------------------------------------------------------------------------------------
CONDITION (i) (CHARGE-OFF RATE)
  Three Month Average                                                                                                   0.42%
  Charge-off Rate Indicator ( > 1.25%)                                                                      CONDITION NOT MET


                                                              PERCENT          ACCOUNTS         PERCENT             ANIV
                                                              -------          --------         -------             ----
DELINQUENT CONTRACTS:
  31-60 Days Delinquent                                         1.02%            374             1.01%           7,032,951.54
  61-90 Days Delinquent                                         0.07%             24             0.06%             399,003.32
  Over 90 Days Delinquent                                       0.02%              7             0.03%             179,138.19
                                                                               -------                          -------------
  Total Delinquencies                                                            405                             7,611,093.05
                                                                               =======                          =============

RATIO OF NUMBER OF CONTRACTS DELINQUENT
60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION
PERIOD (INCLUDES REPOSSESSIONS):
  Second Preceding Collection Period                                                                                    0.12%
  First Preceding Collection Period                                                                                     0.11%
  Current Collection Period                                                                                             0.08%

-----------------------------------------------------------------------------------------------------------------------------
CONDITION (ii) (DELINQUENCY PERCENTAGE)
  Three Month Average                                                                                                   0.10%
  Delinquency Percentage Indicator ( > 1.25%)                                                               CONDITION NOT MET

                                                                                                Vehicles
                                                                                                --------
RESIDUAL VALUE (GAIN) LOSS:
  Matured Lease Vehicle Inventory Sold                                                             26                436,253.50
  Net Liquidation Proceeds                                                                                          (389,465.34)
                                                                                                                   ------------
  Net Residual Value (Gain) Loss                                                                                      46,788.16
                                                                                                                   ============
  Cumulative Residual Value (Gain)
   Loss all periods                                                                                                  440,431.32
                                                                                                                   ============

                                                                                               AVERAGE                 AVERAGE
                                                   NUMBER       SCHEDULED       SALE       NET LIQUIDATION            RESIDUAL
                                                    SOLD       MATURITIES       RATIO           PROCEEDS                VALUE
                                                   ------      ----------       -----       ---------------           ---------
MATURED VEHICLES SOLD FOR
EACH COLLECTION PERIOD:
  Second Preceding Collection Period                 11             5          100.00%         16,468.76               17,961.29
  First Preceding Collection Period                   7             6          100.00%         18,196.95               19,792.78
  Current Collection Period                          26            10          100.00%         14,979.44               17,123.22
  Three Month Average                                                                          15,863.64               17,757.44

                                                                                                                   -------------
Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value                                            89.34%
                                                                                                                   -------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                            CURRENT PERIOD
CONDITION (iii) (RESIDUAL VALUE TEST)                                                        AMOUNT/RATIO         TEST MET?
                                                                                            --------------        ---------
a) Number of Vehicles Sold > 25% of Scheduled Maturities                                       100.00%               YES

b) Number of Scheduled Maturities > 500                                                         10                   NO

c) 3 Month Average Matured Leased Vehicle Proceeds less than 75% of Avg. Residual Values        89.34%               NO

Residual Value Indicator  (condition met if tests a, b and c = YES)                                             CONDITION NOT MET

                       TOYOTA MOTOR CREDIT CORPORATION
         Servicer's Certificate - Toyota Auto Lease Trust 1998-C
         Distribution  Date of April 25, 2000 for the Collection
              Period of March 1, 2000 through March 31, 2000

                                                                                                        CERTIFICATE
                                                                                                          BALANCE
                                                                                                       -------------
                                                                                            TOTAL         PERCENT
                                                                                        -------------  -------------
INTEREST:                                                                                                    98.00%
  Interest Collections                                                                   5,186,735.52
  Net Investment Income                                                                    173,385.42
  Non-recoverable Advances                                                                 (52,449.95)
                                                                                        -------------
  Available Interest                                                                     5,307,670.99
  Class A1, A2, A3 Notional Interest Accrual Amount                                     (3,075,508.25)
  Unreimbursed A1, A2, A3 Interest Shortfall                                                        -
  Interest Accrual for Adjusted Class B Certificate Bal.                                  (282,419.42)
  Class B Interest Carryover Shortfall                                                              -
  Servicer's Fee                                                                          (591,725.13)
  Capped Expenses                                                                          (20,395.10)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                                                -
  Uncapped Expenses                                                                                 -
                                                                                        -------------
  Total Unallocated Interest                                                             1,337,623.09
  Excess Interest to Transferor                                                                     -
                                                                                        -------------
    Net Interest Collections Available                                                   1,337,623.09
                                                                                        -------------
  INTEREST COLLECTIONS ALLOCATED TO LOSSES:                                               (273,656.41)
  ACCELERATED PRINCIPAL DISTRIBUTION:                                                     (144,786.57)
  DEPOSIT TO RESERVE FUND:                                                                 826,273.46
  WITHDRAWAL FROM RESERVE FUND:                                                                     -
  LOSS REIMBURSEMENT FROM TRANSFEROR PRINCIPAL:                                                     -
  NET WITHDRAWAL FROM THE RESERVE FUND:                                                             -
PRINCIPAL:
  Current Loss Amount                                                                     (279,396.54)
  Loss Reimbursement from Transferor Interest                                              273,656.41
  Loss Reimbursement from Reserve Fund                                                              -
                                                                                        -------------
    Total                                                                                   (5,740.13)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                                                 -
  Current increase (decrease)                                                                       -
                                                                                        -------------
  Ending Balance                                                                                    -
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                                                 -
  Current increase (decrease)                                                                       -
                                                                                        -------------
  Ending Balance                                                                                    -
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                                                 -
  Current increase (decrease)                                                                       -
                                                                                        -------------
  Ending Balance                                                                                    -
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                                                 -
  Current increase (decrease)                                                                       -
                                                                                        -------------
  Ending Balance                                                                                    -
PRINCIPAL DISTRIBUTIONS/ ALLOCATIONS:
  Distribution - Current Period                                                            294,822.93
  Allocations - Current Period                                                          14,794,056.03
  Allocations - Accelerated Principal Distribution                                         144,786.57
  Allocations - Not Disbursed Beginning of Period                                       39,518,045.01
  Allocations - Not Disbursed End of Period                                             54,456,887.61
INTEREST DISTRIBUTIONS/ ALLOCATIONS:
  Distribution - Current Period                                                            919,180.11
  Allocations - Current Period                                                           3,357,927.67
  Allocations - Not Disbursed Beginning of Period                                                   -
  Allocations - Not Disbursed End of Period                                              3,357,927.67
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to/(Withdrawal from) Reserve Fund                                                   -
  Due To Trust                                                                          19,337,387.89
                                                                                        -------------
    Total Due To Trust                                                                  19,337,387.89


                                                                                         CERTIFICATE
                                                                                           BALANCE
                                                                                        -------------    CLASS A1
                                                                                           BALANCE        BALANCE
                                                                                        -------------  -------------
INTEREST:
  Interest Collections
  Net Investment Income
  Non-recoverable Advances
  Available Interest                                                                     5,202,188.50   1,337,705.61
  Class A1, A2, A3 Notional Interest Accrual Amount                                     (3,075,508.25)   (829,237.50)
  Unreimbursed A1, A2, A3 Interest Shortfall                                                        -              -
  Interest Accrual for Adjusted Class B Certificate Bal.                                  (282,419.42)
  Class B Interest Carryover Shortfall                                                              -
  Servicer's Fee                                                                          (579,568.30)
  Capped Expenses                                                                          (19,976.09)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                                                -
  Uncapped Expenses                                                                                 -
                                                                                        -------------
  Total Unallocated Interest                                                             1,244,716.44
  Excess Interest to Transferor                                                         (1,244,716.44)
                                                                                        -------------
    Net Interest Collections Available                                                              -
                                                                                        -------------
  INTEREST COLLECTIONS ALLOCATED TO LOSSES:
  ACCELERATED PRINCIPAL DISTRIBUTION:
  DEPOSIT TO RESERVE FUND:
  WITHDRAWAL FROM RESERVE FUND:
  LOSS REIMBURSEMENT FROM TRANSFEROR PRINCIPAL:
  NET WITHDRAWAL FROM THE RESERVE FUND:
PRINCIPAL:
  Current Loss Amount                                                                     (273,656.41)   (273,656.41)
  Loss Reimbursement from Transferor Interest                                              273,656.41     273,656.41
  Loss Reimbursement from Reserve Fund
                                                                                        -------------
    Total                                                                                           -              -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
                                                                                        -------------
  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)
                                                                                        -------------
  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
                                                                                        -------------
  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
                                                                                        -------------
  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                                     -              -
  Allocations - Current Period                                                          14,794,056.03  14,794,056.03
  Allocations - Accelerated Principal Distribution                                         144,786.57     144,786.57
  Allocations - Not Disbursed Beginning of Period                                       39,518,045.01  39,518,045.01
  Allocations - Not Disbursed End of Period                                             54,456,887.61  54,456,887.61
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                                     -              -
  Allocations - Current Period                                                           3,357,927.67     829,237.50
  Allocations - Not Disbursed Beginning of Period                                                   -              -
  Allocations - Not Disbursed End of Period                                              3,357,927.67     829,237.50
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to/(Withdrawal from) Reserve Fund
  Due To Trust                                                                          18,123,384.85  15,723,495.28
                                                                                        -------------  -------------
    Total Due To Trust                                                                  18,123,384.85  15,723,495.28


                                                                                          CLASS A2      CLASS A3      CLASS B
                                                                                           BALANCE       BALANCE      BALANCE
                                                                                        -------------  -----------  -----------
INTEREST:
  Interest Collections
  Net Investment Income
  Non-recoverable Advances
  Available Interest                                                                     3,004,529.28   515,264.38   344,689.22
  Class A1, A2, A3 Notional Interest Accrual Amount                                     (1,914,848.75) (331,422.00)
  Unreimbursed A1, A2, A3 Interest Shortfall                                                        -            -
  Interest Accrual for Adjusted Class B Certificate Bal.                                                            (282,419.42)
  Class B Interest Carryover Shortfall                                                                           -
  Servicer's Fee
  Capped Expenses
  Interest Accrual on Class B. Cert. Prin. Loss Amt.
  Uncapped Expenses
  Total Unallocated Interest
  Excess Interest to Transferor
    Net Interest Collections Available
  INTEREST COLLECTIONS ALLOCATED TO LOSSES:
  ACCELERATED PRINCIPAL DISTRIBUTION:
  DEPOSIT TO RESERVE FUND:
  WITHDRAWAL FROM RESERVE FUND:
  LOSS REIMBURSEMENT FROM TRANSFEROR PRINCIPAL:
  NET WITHDRAWAL FROM THE RESERVE FUND:
PRINCIPAL:
  Current Loss Amount                                                                               -            -            -
  Loss Reimbursement from Transferor Interest                                                       -            -            -
  Loss Reimbursement from Reserve Fund
                                                                                        -------------  -----------  -----------
    Total                                                                                           -            -            -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                                     -            -            -
  Allocations - Current Period                                                                      -            -            -
  Allocations - Accelerated Principal Distribution                                                  -            -            -
  Allocations - Not Disbursed Beginning of Period                                                   -            -            -
  Allocations - Not Disbursed End of Period                                                         -            -            -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                                     -            -            -
  Allocations - Current Period                                                           1,914,848.75   331,422.00   282,419.42
  Allocations - Not Disbursed Beginning of Period                                                   -            -            -
  Allocations - Not Disbursed End of Period                                              1,914,848.75   331,422.00   282,419.42
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to/(Withdrawal from) Reserve Fund
  Due To Trust                                                                           1,814,709.82   314,248.59   270,931.16
                                                                                        -------------  -----------  -----------
    Total Due To Trust                                                                   1,814,709.82   314,248.59   270,931.16

                                                                                           TRANSFEROR INTEREST
                                                                                        -------------------------
                                                                                          INTEREST     PRINCIPAL
                                                                                        ------------  -----------
INTEREST:                                                                                       2.00%
  Interest Collections
  Net Investment Income
  Non-recoverable Advances
  Available Interest                                                                      105,482.49
  Class A1, A2, A3 Notional Interest Accrual Amount
  Unreimbursed A1, A2, A3 Interest Shortfall
  Interest Accrual for Adjusted Class B Certificate Bal.
  Class B Interest Carryover Shortfall
  Servicer's Fee                                                                         (12,156.83)
  Capped Expenses                                                                           (419.01)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                                              -
  Uncapped Expenses                                                                               -
                                                                                        ------------
  Total Unallocated Interest                                                               92,906.65
  Excess Interest to Transferor                                                         1,244,716.44
                                                                                        ------------
    Net Interest Collections Available                                                  1,337,623.09
  INTEREST COLLECTIONS ALLOCATED TO LOSSES:                                              (273,656.41)
  ACCELERATED PRINCIPAL DISTRIBUTION:                                                    (144,786.57)
                                                                                        ------------
  DEPOSIT TO RESERVE FUND:                                                                919,180.11
                                                                                        ------------
  WITHDRAWAL FROM RESERVE FUND:
  LOSS REIMBURSEMENT FROM TRANSFEROR PRINCIPAL:
  NET WITHDRAWAL FROM THE RESERVE FUND:
PRINCIPAL:
  Current Loss Amount                                                                                  (5,740.13)
  Loss Reimbursement from Transferor Interest                                            (273,656.41)
  Loss Reimbursement from Reserve Fund
                                                                                                       ---------
    Total                                                                                              (5,740.13)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                                       294,822.93
  Allocations - Current Period
  Allocations - Accelerated Principal Distribution
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                           919,180.11
  Allocations - Current Period
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to/(Withdrawal from) Reserve Fund
  Due To Trust                                                                            919,180.11  294,822.93
                                                                                        ------------  ----------
    Total Due To Trust                                                                    919,180.11  294,822.93

                       TOYOTA MOTOR CREDIT CORPORATION
         Servicer's Certificate - Toyota Auto Lease Trust 1998-C
         Distribution  Date of April 25, 2000 for the Collection
              Period of March 1, 2000 through March 31, 2000


                                                                                     CERTIFICATE BALANCE         CLASS A1
                                                                                -----------------------------  -------------
                                                                   TOTAL          PERCENT        BALANCE          PERCENT
                                                              ----------------  -----------  ----------------  -------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)                         749,988,732.51
  Discounted Principal Balance                                  749,988,732.51
  Initial Notional/Certificate Balance                                       -      100.00%    735,000,000.00        25.71%
  Percent of ANIV                                                                                       98.00%
  Certificate Factor                                                                                1.0000000
  Notional/Certificate Rate
  Target Maturity Date
  Servicer Advance                                                1,324,812.20
  Servicer Payahead                                               1,260,008.73
  Number of Contracts                                                   34,185
  Weighted Average Lease Rate                                             6.81%
  Weighted Average Remaining Term                                         33.8
  Servicing Fee Percentage                                                1.00%
POOL DATA PRIOR MONTH
  Aggregate Net Investment Value                                710,070,151.07
  Discounted Principal Balance                                  709,669,928.01
  Notional/Certificate Balance                                                                 735,000,000.00
  Adjusted Notional/Certificate Balance                                                        695,481,954.99
  Percent of ANIV                                                                                       97.95%
  Certificate Factor                                                                                1.0000000
  Servicer Advances                                               2,386,330.18
  Servicer Pay Ahead Balance                                      1,894,745.85
  Maturity Advances Outstanding                                              -
  Number of Current Contracts                                           37,029
  Weighted Average Lease Rate                                             6.82%
  Weighted Average Remaining Term                                         18.2
POOL DATA CURRENT MONTH
  Aggregate Net Investment Value                                694,975,531.98
  Discounted Principal Balance                                  694,550,696.88
  Notional/Certificate Balance                                                                 735,000,000.00
  Adjusted Notional/Certificate Balance                                                        680,543,112.39
  Percent of ANIV                                                                                       97.92%
  Certificate Factor                                                                                1.0000000
  Servicer Advances                                               1,842,561.44
  Servicer Pay Ahead Balance                                      2,290,979.25
  Maturity Advances Outstanding                                              -
  Number of Current Contracts                                           36,637
  Weighted Average Lease Rate                                             6.81%
  Weighted Average Remaining Term                                         17.2
  Prior Certificate Interest Payment Date                       March 27, 2000
  Next Certificate Interest Payment Date                         June 26, 2000

                                                                                           CLASS A2                CLASS A3

                                                                                -------------------------------  -------------
                                                                  BALANCE          PERCENT         BALANCE          PERCENT
                                                              ----------------  -------------  ----------------  -------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)
  Discounted Principal Balance
  Initial Notional/Certificate Balance                          189,000,000.00        57.76%     424,500,000.00         9.90%
  Percent of ANIV                                                        25.20%                           56.60%
  Certificate Factor                                                 1.0000000                        1.0000000
  Notional/Certificate Rate                                             5.2650%                          5.4130%
  Target Maturity Date                                       December 25, 2000                December 25, 2001
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Servicing Fee Percentage
POOL DATA PRIOR MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                                  189,000,000.00                   424,500,000.00
  Adjusted Notional/Certificate Balance                         149,481,954.99                   424,500,000.00
  Percent of ANIV                                                        21.05%                           59.78%
  Certificate Factor                                                 1.0000000                        1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                                  189,000,000.00                   424,500,000.00
  Adjusted Notional/Certificate Balance                         134,543,112.39                   424,500,000.00
  Percent of ANIV                                                        19.36%                           61.08%
  Certificate Factor                                                 1.0000000                        1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Prior Certificate Interest Payment Date
  Next Certificate Interest Payment Date

                                                                                                                  TRANSFEROR
                                                                                           CLASS B                 INTEREST
                                                                                ------------------------------  ---------------
                                                                  BALANCE          PERCENT         BALANCE          BALANCE
                                                              ----------------  -------------  ---------------  ---------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)
  Discounted Principal Balance
  Initial Notional/Certificate Balance                           72,800,000.00         6.63%     48,700,000.00   14,988,732.51
  Percent of ANIV                                                         9.71%                           6.49%           2.00%
  Certificate Factor                                                 1.0000000                       1.0000000
  Notional/Certificate Rate                                             5.4630%                         6.9590%
  Target Maturity Date                                          March 25, 2002               December 25, 2003
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Servicing Fee Percentage
POOL DATA PRIOR MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                                   72,800,000.00                   48,700,000.00   14,588,196.08
  Adjusted Notional/Certificate Balance                          72,800,000.00                   48,700,000.00   14,588,196.08
  Percent of ANIV                                                        10.25%                           6.86%           2.05%
  Certificate Factor                                                 1.0000000                       1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                                   72,800,000.00                   48,700,000.00   14,432,419.59
  Adjusted Notional/Certificate Balance                          72,800,000.00                   48,700,000.00   14,432,419.59
  Percent of ANIV                                                        10.48%                           7.01%           2.08%
  Certificate Factor                                                 1.0000000                       1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Prior Certificate Interest Payment Date
  Next Certificate Interest Payment Date



                                                                      Vehicles
                                                                      --------
CURRENT MONTH COLLECTION ACTIVITY
  Principal Collections                                                                      7,413,778.62
  Prepayments in Full                                                     264                5,312,962.66
                                                                          ---
  Reallocation Payment                                                     3                    60,323.86
                                                                           -
  Interest Collections                                                                       5,186,735.52
  Net Liquidation Proceeds and Recoveries                                                    1,638,692.07
  Net Liquidation Proceeds - Vehicle Sales                                                     389,465.34
  Non-Recoverable Advances                                                                     (52,449.95)
                                                                                           --------------
  Total Available                                                                           19,949,508.12




                                                               AMOUNT                             ANNUAL AMOUNT
                                                            --------------------                --------------------------
CAPPED AND UNCAPPED EXPENSES:
  Total Capped Expenses Paid                                          20,395.10                           61,185.30
  Total Uncapped Expenses Paid                                              -                                   -
  Capped and Uncapped Expenses Due                                          -                                   -
SERVICER'S FEE DUE:
  Servicer's Fee Shortfall Carryforward                                     -
  Servicer's Fee Due Current Period                                  591,725.13
  Servicer's Fee Paid                                                591,725.13
  Servicer's Fee Balance Due                                                -
SUPPLEMENTAL SERVICER'S FEES                                          68,593.34


                                                         VEHICLES                  AMOUNT
                                                         --------                  ------
REVOLVING PERIOD:
  Beginning Unreinvested Principal Collections                                       -
  Principal Collections & Liquidated Contracts                                       -
  Allocation to Subsequent Contracts                        0                        -
                                                            -                      ------
  Ending Unreinvested Principal Collections                                          -

                        TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C Distribution Date of April 25, 2000 for the Collection
                 Period of March 1, 2000 through March 31, 2000

                                                          CLASS A1                 CLASS A2               CLASS A3
                                                          --------                 --------               --------
                                                           BALANCE                 BALANCE                 BALANCE
                                                        --------------         --------------          --------------
INTEREST RATE
Three Month LIBOR +                                              0.23%                  0.27%                   0.32%

PRINCIPAL PAYMENTS
Principal Payment due to Investors
Ending Certificate Balance                             189,000,000.00         424,500,000.00           72,800,000.00


INTEREST PAYMENTS
Class Interest Rate for Current Interest Period
Interest Calculation for Current Interest Period
At Certificate Payment Date:
   Paid to Swap Counterparty
   Due to Swap Counterparty
   Proration %                    0.00%
   Interest Due to Investors
   Interest Payment to Investors

Net Settlement due to/(receive by) Swap Counterparty

TOTAL PAYMENT TO INVESTORS (PRINCIPAL AND INTEREST)

SWAP SHORTFALL
Prior Swap Interest Shortfall Carryover                                                  -                        -
Swap Interest Shortfall Inc/(Dec) This Period                                            -                        -
Swap Swap Interest Shortfall Carryover                                                   -                        -

INTEREST RESET
Interest Rate                                                 6.47750%               6.51750%                6.56750%
Number of Days                                                     91                     91                      91
INTEREST FOR SUCCEEDING CERTIFICATE PAYMENT DATE         3,094,625.63           6,993,549.06            1,208,565.94


                                                              Class B           Total Class
                                                              -------           -----------
                                                              Balance             Balance
                                                           -------------      --------------
INTEREST RATE
Three Month LIBOR +                                                 2.00%

PRINCIPAL PAYMENTS
Principal Payment due to Investors
Ending Certificate Balance                                 48,700,000.00      735,000,000.00


INTEREST PAYMENTS
Class Interest Rate for Current Interest Period
Interest Calculation for Current Interest Period
At Certificate Payment Date:
   Paid to Swap Counterparty
   Due to Swap Counterparty
   Proration %                    0.00%
   Interest Due to Investors
   Interest Payment to Investors

Net Settlement due to/(receive by) Swap Counterparty

TOTAL PAYMENT TO INVESTORS (PRINCIPAL AND INTEREST)

SWAP SHORTFALL
Prior Swap Interest Shortfall Carryover                                -                   -
Swap Interest Shortfall Inc/(Dec) This Period                          -                   -
Swap Swap Interest Shortfall Carryover                                 -                   -

INTEREST RESET
Interest Rate                                                    8.24750%
Number of Days                                                        91
INTEREST FOR SUCCEEDING CERTIFICATE PAYMENT DATE            1,015,290.16       12,312,030.79
                                                           -------------      --------------

I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/ HOLLY PEARSON
------------------------------------------
Holly Pearson, Treasury Operations Manager